Exhibit 10.1
AMENDMENT NO. 1 TO CREDIT AGREEMENT
This AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment No. 1”) dated as of August 12, 2016, is among CHICAGO MERCANTILE EXCHANGE INC., a Delaware corporation (the “Company”) and BANK OF AMERICA, N.A., in its capacity as administrative agent for the Banks (as defined in the Credit Agreement described below) (in such capacity, the “Administrative Agent”).
W I T N E S S E T H:

WHEREAS, the Company, the Administrative Agent, Deutsche Bank Trust Company Americas, in its capacity as collateral agent for the Agents and the Banks (in such capacity, the “Collateral Agent”) and the Banks entered into that certain Credit Agreement dated as of November 5, 2015 (the “Existing Credit Agreement”, the Existing Credit Agreement as amended hereby, the “Credit Agreement”); capitalized terms used in this Amendment No. 1 not otherwise defined herein shall have the respective meanings given thereto in the Existing Credit Agreement; and
WHEREAS, the Company has requested that the Administrative Agent amend certain provisions of Annex I (Eligible Assets) to the Credit Agreement, and the Administrative Agent is willing to effect such amendment on the terms and conditions contained in this Amendment No. 1.
NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
1.Amendments to Existing Credit Agreement. Subject to the terms and conditions set forth herein, the Existing Credit Agreement will be amended as follows:
a.    Annex I (Eligible Assets) to the Credit Agreement is hereby amended by deleting the paragraph regarding “Minimum Credit Rating” therein in its entirety and replacing it with the following:

***Minimum Credit Rating: The minimum credit rating required for assets to qualify as Eligible Assets is noted in the applicable parentheticals above. Further, in the case of any of U.S. Government Sponsored Agency Debentures, U.S. Government Sponsored Agency MBS, Investment Grade Corporate Debt (Fixed Rate), Investment Grade Corporate Debt (Floating Rate), Foreign Sovereign Debt and Commercial Paper, in order for any such asset to qualify as an Eligible Asset, such asset shall have such minimum rating by 2 of the 3 following rating agencies: S&P, Moody’s and Fitch.

b.    Annex I (Eligible Assets) to the Credit Agreement is hereby further amended by adding the following paragraph regarding “Money Market Fund Shares” after the paragraph regarding “Advance Rate” therein:

81120259

*****Money Market Fund Shares: In order for any Money Market Fund Shares to qualify as an Eligible Asset, such Money Market Fund Shares shall meet all Rule 2a-7 criteria and may be subject to redemption gates as provided in Rule 2a-7(c).

For ease of reference, such changes are reflected on the attached Annex I (Eligible Assets).

The parties hereto acknowledge and agree that this Amendment No. 1 is not a novation of the Credit Agreement or of any credit facility provided thereunder or in respect thereof.
2.Effectiveness; Conditions Precedent. This Amendment No. 1 shall become effective at the time the Administrative Agent shall have received counterparts of this Amendment No. 1 duly executed by the Company and the Administrative Agent.
3.Representations and Warranties. In order to induce the Administrative Agent to enter into this Amendment No. 1, the Company represents and warrants to the Administrative Agent as follows:
a.At the time of and immediately after giving effect to this Amendment No. 1, (i) the representations and warranties of the Company set forth in Article VI of the Credit Agreement shall be true and correct in all material respects on and as of the date hereof (except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date) and (ii) no Default or Unmatured Default has occurred and is continuing.
b.This Amendment No. 1 has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
4.Entire Agreement. This Amendment No. 1, together with the Existing Credit Agreement (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to any other party in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment No. 1 may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 9.2 of the Credit Agreement.

81120259

5.Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Credit Agreement is hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to its terms.
6.Counterparts. This Amendment No. 1 may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment No. 1 by telecopy or other electronic transmission (e.g. pdf or electronic mail) shall be effective as a manually executed counterpart of this Amendment No. 1.
7.Governing Law. THIS AMENDMENT NO. 1 SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. The Company hereby irrevocably submits to the exclusive jurisdiction of any United States federal or New York state court sitting in New York, New York, in any action or proceeding arising out of or relating to this Amendment No. 1, and each of the parties hereto hereby irrevocably agrees that all claims in respect of any such action or proceeding may be heard and determined in any such court. This Amendment No. 1 shall be further subject to the provisions of Sections 11.4 and 11.12 of the Credit Agreement.
8.Enforceability. Any provision of this Amendment No. 1 held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or enforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
9.References. All references to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby.
10.Successors and Assigns. This Amendment No. 1 shall be binding upon and inure to the benefit of the Company, the Administrative Agent, Collateral Agent the Banks and their respective successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in Section 11.1 of the Credit Agreement.
[Signature pages follow.]

81120259

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.
COMPANY:
CHICAGO MERCANTILE EXCHANGE INC.

By: /s/ Michael J. Kobida
Name: Michael J. Kobida
Title: Executive Director

81120259

BANK OF AMERICA, N.A., as Administrative Agent

By:/s/ Liliana Claar
Name: Liliana Claar
Title:    Vice President

81120259